UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 12, 2024

Primerica, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34680	27-1204330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Primerica Parkway Duluth, Georgia 30099
(Address of Principal Executive Offices, and Zip Code)

(770) 381-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(e) On December 12, 2024, the Compensation Committee of the Board of Directors of Primerica, Inc. (the “Company”) authorized the grant of a special equity award to Mr. Glenn J. Williams, the Company’s Chief Executive Officer, pursuant to the Primerica, Inc. 2020 Omnibus Incentive Plan (the “Plan”). The special equity award was granted in recognition of the Company’s and Mr. Williams’ accomplishments in 2024, including successful executive transitions and restructuring of the senior management teams to better position the Company for the future and the Company’s achievement of significant distribution milestones.

The special equity award is valued at $2,500,000 and is in the form of 8,839 restricted stock units (“RSUs”). The number of RSUs was determined by dividing $2,500,000 by the closing price of the Company’s common stock of $282.83 on December 11, 2024, the date that is one business day prior to the grant date of the special equity award. The special equity award will cliff vest on December 12, 2027, which is the three-year anniversary of the grant date. All other terms of the special equity award are materially consistent with the terms of (i) the annual RSU awards granted to the Company’s executive officers, which are described in the “Executive Compensation” section of the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2024 Annual Meeting of Stockholders (the “Proxy Statement”), filed with the Securities and Exchange Commission (“SEC”) on March 27, 2024; and (ii) the related form of award agreement under the Plan, which is filed as Exhibit 10.30 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 28, 2024. The description of such other terms in the Proxy Statement and in the related form of award agreement under the Plan are incorporated into this Item 5.02(e) by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
104	Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2024	PRIMERICA, INC.

/s/ Stacey K. Geer
Stacey K. Geer
Executive Vice President and Chief Governance and Risk Officer